UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2019

STWC Holdings, Inc.
(Exact name of registrant as specified in its charter)

Colorado	000-52825	20-8980078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1350 Independence St., Suite 300 Lakewood, CO 80215
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 736-2442

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

Emerging growth company If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Forward Looking Statements

Statements contained in this current report that are not statements of historical fact are intended to be and are hereby identified as “forward-looking statements.” Generally, forward-looking statements include expressed expectations of future events and the assumptions on which the expressed expectations are based, including but not limited to, the Company securing funding, entering into management and/or licensing agreements, acquiring direct interests in cannabis businesses, or providing cannabis compliance services to third parties. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and they are subject to numerous known and unknown risks and uncertainties which could cause actual events or results to differ materially from those projected. The Company undertakes no obligation to update or revise this current report to reflect future developments except as otherwise required by the Securities Exchange Act of 1934.

Item 1.01 Entry into a Material Definitive Agreement.

On June 21, 2019 we received funds from FirstFire Global Opportunities Fund LLC ("FirstFire") under a Securities Purchase Agreement dated June 18, 2019 (the “SPA”).  Under the terms of the SPA we received a total of $135,000, after an original issue discount of $15,000, and issued a convertible promissory note dated June 18, 2019, in the principal amount of $150,000 (the " Note").  We also issued to FirstFire immediately exercisable five-year warrants to purchase 150,000 shares of our common stock at $1.00, subject to adjustment in the event we issue shares at less than the current exercise price (the “Warrant”).  The Warrant also contains a cashless exercise provision and a most favored nations provision.

The maturity date of the Note is nine months from June 18, 2019. The Note bears interest at 10% per annum at its face amount, with a default rate of 15% per annum (or the maximum amount permitted by law). If we prepay the Note through the 90th day following the date thereof, we must pay an amount equal to 125% of the principal amount of the Note and any accrued but unpaid interest thereon, plus any default interest.  If we prepay the Note from the 91st day through the 180th day following the date thereof, we must pay an amount equal to 135% of the principal amount of the Note and any accrued but unpaid interest thereon, plus any default interest. After the 180th day we have no further right of prepayment.

FirstFire may, at any time, convert all or any part of the outstanding principal and interest, including default interest, of the Note into shares of our common stock at the lower of $0.75 per share or a price per share equal to 55% (representing a 45% discount rate) of the lowest trading price of the common stock during the 20 trading day period prior to the date of conversion. FirstFire may not convert the Note to the extent that such conversion would result in beneficial ownership by FirstFire and its affiliates of more than 4.99% of our issued and outstanding common stock, or up to 9.99% at the option of FirstFire.  We have agreed to reserve for issuance the greater of 25,000,000 shares or the number of shares equal to 3.5 times the number of shares issuable upon conversion of the Note.

The debt evidenced by the Note ranks senor to any other debt incurred as of or following the date of the Note.  So long as any obligations under the Note remain outstanding, the Company cannot incur or guarantee any indebtedness that is senior to or pari passu with the debt evidenced by the Note, and cannot, without prior consent, pay or declare any dividends or other distributions to shareholders.

For a period of 18 months, FirstFire has a right of first refusal to purchase up to $150,000 of equity, debt, or equity equivalent securities offered by us during the 18-month period.  The Company is required to provide FirstFire 10 business days’ notice of a proposed transaction, which, if accepted, is required to be completed by FirstFire within 10 business days following the notice period.  The terms of the acceptance by FirstFire must not be more favorable to FirstFire or less favorable to the Company than those set forth in the offer notice.

So long as the Note is outstanding, the Company cannot enter into any variable rate transaction whereby the Company issues any securities convertible into shares of its common stock at a price based on trading or quotation prices of the Company’s common stock.

Within 60 calendar days following funding, the Company is required to obtain director and officer insurance for a period of at least 18 months, with two years of tail coverage.  The Company has also agreed to indemnify FirstFire against any actions arising under the SPA.  Under the terms of the SPA, the Company also granted piggyback registration rights to FirstFire to register for resale shares issuable upon conversion of the Note or exercise of the Warrant.

The Note contains certain representations, warranties, covenants (both affirmative and negative), and events of default. In the event of a default, the Note will be immediately due and payable, and the amount of repayment increases to 150% of the outstanding balance of the Note.  The Company has also authorized FirstFire to appear ex parte without notice to the Company to confess judgment against the Company for the unpaid amount of the Note following an event of default.

The SPA also grants FirstFire a right of first refusal for any future capital raises or financings by the Company.  It also contains a most favored nations provision for any more favorable terms in future financing transactions.

As a result of granting the Warrant to FirstFire with an exercise price of $1.00, Crown Bridge Partners, LLC, the holder of warrants to purchase 60,606 shares of the Company’s common stock at a stated exercise price of $1.65 per share, has the option to reduce the exercise price to $1.00 per share and to increase the number of shares issuable upon exercise of the warrant to 100,000 shares.

Item 1.01 of this Current Report on Form 8-K contains only a brief description of the material terms of the Note, the SPA, and the Warrant (the “Transaction Documents”) and does not purport to be a complete description of the rights and obligations of the parties thereunder, and such descriptions are qualified in their entirety by reference to the full text of the Transaction Documents filed as exhibits to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 above with respect to the Note and the related agreements is incorporated herein by reference.
Item 3.02 Unregistered Sales of Equity Securities.
The information set forth under Item 1.01 above with respect to the issuances of the Note and Warrant are incorporated herein by reference. The issuances of the Note and Warrant were made in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act, and Rule 506(b) of Regulation D promulgated by the Securities and Exchange Commission under the Securities Act.

Item 9.01. Financial Statements and Exhibits

Exhibits.

Exhibit No.	Description
99.1	FirstFire Senior Convertible Promissory Note dated June 18, 2019
99.2	FirstFire Securities Purchase Agreement dated June 18, 2019
99.3	FirstFire Warrant dated June 18, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STWC Holdings, Inc.

Date: June 25, 2019	By:	/s/ Erin Phillips
Erin Phillips, Chief Executive Officer

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